LONG TERM DEBT	12 Months Ended
Jan. 31, 2021
Borrowings [abstract]
LONG TERM DEBT

13. LONG TERM DEBT

	Mortgage on building	Equipment and Vehicle loans	Total
Balance, January 31, 2019	$—	$—	$—
Assumed in PPE acquisitions	513,294	186,463	699,757
Payments	(16,910)	(62,511)	(79,421)
Balance, January 31, 2020	496,384	123,952	620,336
Interest	21,933	20,975	42,908
Payments	(45,551)	(74,363)	(119,914)
Balance, January 31, 2021	$472,766	$70,564	$543,330
Current portion	$24,703	$56,341	$81,044
Long-term portion	$448,063	$14,223	$462,286

The mortgage on building is a 20-year mortgage that began on February 1, 2015 and matures on January 1, 2035. The mortgage bears interest at a fixed rate of 4.5% with payments made monthly. The equipment and vehicle loans consist of three loans with maturity dates ranging from June 1, 2021 through May 15, 2023 and interest rates ranging from 5.59% to 19.9% with payments made monthly.